Exhibit 10.1

STOCK PURCHASE AGREEMENT

Stock Purchase Agreement dated as of March 9, 2016 (this “Agreement”), by and among Nuance Communications, Inc. (“NUAN”), and each of the entities listed on Schedule A hereto (collectively, the “Icahn Group”, and individually a “member” of the Icahn Group). The parties hereby agree as follows:

1.	Simultaneously with the execution and delivery of this Agreement, NUAN irrevocably purchases from the Icahn Group and the Icahn Group irrevocably sells to NUAN (subject to receipt of the payment provided herein) 26,315,790 shares of common stock, $0.001 par value (such shares being sold hereunder, the “Shares”), of NUAN free and clear of all Encumbrances at $19.00 per Share for aggregate consideration of $500,000,010.00, comprised of: (x) $375,000,008 in cash; and (y) a $125,000,002 promissory note in the form attached hereto as Schedule C (the “Note”). Such Shares shall be allocated among the individual Icahn Group sellers in accordance with Schedule A. NUAN and the Icahn Group shall use reasonable best efforts to cause such transaction to settle no later than March 15, 2016, and in no event shall the transaction settle after March 22, 2016 (the “Settlement Date”). The Icahn Group shall deliver such Shares as directed by NUAN (via DTC book entry transfer) immediately following confirmation of receipt of a wire transfer, to the account(s) set forth on Schedule B hereto, of the aggregate cash portion of the purchase price set forth above. The cash and Note consideration will be delivered at settlement.

2.	Each party shall execute such other documents and take such other actions as are reasonably requested by another party hereto to carry out the provisions hereof and the transactions contemplated hereby. Each party acknowledges that the other parties are obligated to disclose and file a copy of this Agreement pursuant to U.S. securities laws and agrees that nothing in this Agreement shall restrict the parties’ ability to make such disclosures or filings. All fees and expenses incurred by each party hereto in connection with the matters contemplated by this Agreement shall be borne by the party incurring such fee or expense. Each member of the Icahn Group shall provide to NUAN an appropriate and complete Internal Revenue Service Form W-9 or W-8 prior to the Settlement Date.

3.	Each party is a sophisticated investor and has conducted its own investigation with respect to the Shares, acknowledges that the other parties may be in possession of material, nonpublic information regarding NUAN and agrees that no other party shall have any obligation to disclose such information to such party.

4.	Representations and Warranties of the Icahn Group. Each member of the Icahn Group, jointly and severally, hereby represents and warrants to NUAN that:

(a)	Each member of the Icahn Group has the full right, power and authority to enter into and perform its respective obligations under this Agreement. All action on the part of each member of the Icahn Group necessary for the execution of this Agreement and the performance of each member of the Icahn Group’s obligations hereunder has been taken or will be taken prior to the Settlement Date. This Agreement constitutes the valid and binding obligation of each member of the Icahn Group, enforceable against each member of the Icahn Group in accordance with its terms.

(b)	Each member of the Icahn Group has good, valid and marketable title to all of the Shares listed opposite its name on Schedule A, free and clear of any and all Encumbrances. The Icahn Group has the sole right to dispose or direct the disposition of the Shares. “Encumbrance” shall mean any security interest, claim, pledge, lien, charge, voting agreement, proxy, mortgage, conditional sale agreement, title retention agreement, option, adverse claim of ownership or use, any restriction on ownership, use, voting or transfer, or any other encumbrance of any kind, character or description whatsoever.

(c)	No member of the Icahn Group is, as of the date hereof, and will not become, a party to any agreement, arrangement or understanding which could result in NUAN having any obligation or liability for any brokerage fees, commissions, underwriting discounts or other similar fees or expenses relating to the transactions contemplated by this Agreement. No payment made by NUAN to the Icahn Group pursuant to this Agreement shall be subject to income tax withholding under the U.S. federal income tax laws.

(d)	No member of the Icahn Group has voted, agreed to vote or granted any proxy or entered into any other arrangement with respect to the Shares.

5.	Representations and Warranties of NUAN. NUAN hereby represents and warrants to the Icahn Group as follows:

(a)	NUAN has the full right, power and authority to enter into and perform its obligations under this Agreement. All action on the part of NUAN necessary for the execution of this Agreement and the performance of its obligations hereunder has been taken or will be taken prior to the Settlement Date. This Agreement constitutes the valid and binding obligation of NUAN, enforceable against NUAN in accordance with its terms.

(b)	NUAN is not as of the date hereof, and will not become, a party to any agreement, arrangement or understanding which could result in the Icahn Group having any obligation or liability for any brokerage fees, commissions, underwriting discounts or other similar fees or expenses relating to the transactions contemplated by this Agreement.

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6.	No member of the Icahn Group shall vote or grant any proxy or enter into any other arrangement with respect to, the Shares after the date hereof.

7.	David Schechter and Brett Icahn shall, and hereby do, resign as directors of NUAN, effective as of the date hereof, and Sections 2 and 3 of the Nomination and Standstill Agreement among the parties dated as of October 7, 2013 (the “Nomination Agreement”) shall, effective as of the date hereof, terminate and have no further force or effect. Notwithstanding such resignations and the terminations of Section 2 and 3, the parties agree that Section 4.1 and the other provisions of the Nomination Agreement shall continue in effect until March 9, 2017, at which time the Nomination Agreement shall terminate and have no further force or effect.

8.	Each party agrees that any press release or SEC filings to be made in connection with the transactions contemplated by this Agreement shall be subject to the review and approval of the other parties hereto, such approval not to be unreasonably withheld, conditioned or delayed.

9.	The parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement exclusively in the federal or state courts of the State of Delaware, in addition to any other remedy to which they are entitled at law or in equity. Furthermore, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the federal or state courts of the State of Delaware in the event any dispute arises out of this Agreement or the transaction contemplated by this Agreement, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it shall not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the federal or state courts of the State of Delaware, and each or the parties irrevocably waives the right to trial by jury, (d) agrees to waive any bonding requirement under any applicable law, in the case any other party seeks to enforce the terms by way of equitable relief, and (e) irrevocably consents to service of process by a reputable overnight mail delivery service, signature requested, to the address of such parties’ principal place of business or as otherwise provided by applicable law. This Agreement shall be governed in all respects, including without limitation validity, interpretation and effect, by the laws of the State of Delaware applicable to contracts executed and to be performed wholly within such state without giving effect to the choice of law principles of such state.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

NUANCE COMMUNICATIONS, INC.

By:	/s/ Daniel Tempesta
	Name:	Daniel Tempesta
	Title:	Chief Financial Officer

[SIGNATURE PAGE TO NUAN STOCK PURCHASE AGREEMENT]

ICAHN PARTNERS MASTER FUND LP
ICAHN PARTNERS LP

By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	Chief Operating Officer

HIGH RIVER LIMITED PARTNERSHIP

By:	Hopper Investments LLC, general partner
By:	Barberry Corp., its sole member

By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	Secretary; Treasurer

Acknowledged and agreed as to Section 7:

/s/ David Schechter
DAVID SCHECHTER

/s/ Brett Icahn
BRETT ICAHN

HIGH RIVER LIMITED PARTNERSHIP By: Hopper Investments LLC, general partner By: Barberry Corp., its sole member
By:	/s/ Keith Cozza
Name: Keith Cozza
Title: Secretary; Treasurer

[SIGNATURE PAGE TO NUAN STOCK PURCHASE AGREEMENT]

HOPPER INVESTMENTS LLC

By:	Barberry Corp., its sole member

By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	Secretary; Treasurer

BARBERRY CORP.

By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	Secretary; Treasurer

ICAHN PARTNERS LP

By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	Chief Operating Officer

ICAHN PARTNERS MASTER FUND LP

By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	Chief Operating Officer

ICAHN ENTERPRISES G.P. INC.

By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	Chief Executive Officer

ICAHN ENTERPRISES HOLDINGS L.P.
By: Icahn Enterprises G.P. Inc., its general partner

By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	Chief Executive Officer

IPH GP LLC

By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	Chief Operating Officer

[SIGNATURE PAGE TO NUAN STOCK PURCHASE AGREEMENT]

ICAHN CAPITAL LP

By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	Chief Operating Officer

ICAHN ONSHORE LP

By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	Chief Operating Officer

ICAHN OFFSHORE LP

By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	Chief Operating Officer

BECKTON CORP

By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	Secretary

[SIGNATURE PAGE TO NUAN STOCK PURCHASE AGREEMENT]

SCHEDULE A

Icahn Group Member	Shares
Icahn Partners LP	12,743,517
Icahn Partners Master Fund LP	8,309,115
High River Limited Partnership	5,263,158

SCHEDULE B

5,263,158 Shares ($100,000,002, less applicable portion attributable to the Note)

Bank of America

Account Name: High River Limited Partnership

12,743,517 Shares ($242,126,823, less applicable portion attributable to the Note)

Bank of America

Account Name: Icahn Partners LP

8,309,115 Shares ($157,873,185, less applicable portion attributable to the Note)

Bank of America

Account Name: Icahn Partners Master Fund LP

SCHEDULE C

Form of Note

$125,000,002	Burlington, MA
, 2016

Nuance Communications, Inc., a Delaware corporation (“Maker”) hereby promises to pay to the order of Icahn Capital LP (as agent for Icahn Partners LP, Icahn Partners Master Fund LP and High River Limited Partnership) (“Icahn”), its successors and assigns, in lawful money of the United States of America, the lesser of ONE HUNDRED TWENTY-FIVE MILLION TWO DOLLARS ($125,000,002.00) or the principal balance outstanding under this Promissory Note, together with accrued and unpaid interest thereon, at the rate or rates set forth below on             , 2016 (the “Maturity Date”).

The unpaid principal amount of this Promissory Note shall bear interest at a rate per annum equal to 2.63515% from and after the date hereof through the Maturity Date, calculated on the basis of a 365 day year and the actual number of days elapsed. If any interest is determined to be in excess of the then legal maximum rate, then that portion of each interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of the obligations evidenced by this Promissory Note. If the date fixed for payment of this Promissory Note is a day that is not a business day, then such payment shall be made on the next succeeding business day with the same force and effect as though made on the date fixed for such payment, and interest shall not accrue for the period after the date originally fixed for payment.

This Promissory Note may be prepaid in whole or in part at any time, without premium or penalty, upon one (1) business days’ notice to Icahn and interest shall cease to accrue on any amounts repaid on the date of such repayment.

Maker hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Promissory Note.

This Promissory Note is being delivered in, is intended to be performed in, shall be construed and interpreted in accordance with, and be governed by the internal laws of, the State of New York, without regard to principles of conflict of laws.

This Promissory Note may only be amended, modified or terminated by an agreement in writing signed by the party to be charged.

(signature page follows)

NUANCE COMMUNICATIONS, INC.

By:

Name:

Title: